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                                                                   EXHIBIT 23.2

                 CONSENT OF BALLARD SPAHR ANDREWS & INGERSOLL

  We hereby consent to the reference to our firm under the heading "Legal Matters" in this registration statement on Form S-3 of Prentiss Properties Trust.

                                           /s/ Ballard Spahr Andrews & Ingersoll

Dallas, Texas
October 16, 1997